UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 2011

STRATEGIC MINING CORPORATION
(Name of small business issuer specified in its charter)

Wyoming	000-53961	88-0432539
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

130 King Street West, suite 1800
Toronto, ON, Canada  M5X 1E3
(Address of principal executive offices)

 (former name or former address, if changed since last report)

416-865-3391
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective May 23, 2011, the registrant’s Chief Executive Officer, Todd Sterck, resigned, and was replaced by Ken Baird.  Mr. Sterck remains on the board of directors.

Effective May 23, 2011, Ken Baird was appointed as Chief Executive Officer and Director of the registrant.  Since 2005, Mr. Baird has been engaged in management consulting, and is currently consulting to PacRim Resources, Ltd., a resources exploration company.  For the previous 20 years, he served as the president of three Toronto Venture Exchange exploration companies, and operated gold and diamond mining projects in Canada and Venezuela. Previous to that he was a bankruptcy trustee and a controller.  Mr. Baird holds a degree in Marketing from Algonquin Business College, Ottawa; he is also a Certified Management Accountant, and a member of the Society of Certified Management Accountants of Ontario, Canada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC MINING CORPORATION

Date: May 23, 2011	By:	/s/ Ken Baird
Ken Baird,
Chief Executive Officer